Exhibit 10.3

SUBORDINATION AGREEMENT

This Subordination Agreement (this “Agreement”) is entered into as of July 29, 2022, by and among RAT Investment Holdings, LP, a Colorado limited partnership with a principal place of business at _________________, as Loan Administrator for each lender listed on the signature pages hereto (collectively, the “Subordinated Lender” and each, a “Subordinated Lender”) and INDUSTRIAL FUNDING GROUP, INC., a California corporation with offices at 13848 Ventura Blvd., Sherman Oaks, Calif. 91423-3654 (the “Senior Lender”). Unless otherwise defined herein, capitalized terms used herein shall have the meaning provided such terms in the Senior Lender Loan Agreement referred to below.

RECITALS

WHEREAS, the Senior Lender has made or will make a loan to LOOP MEDIA, INC. a Nevada corporation with a principal place of business at 700 N. Central Ave., Ste. 430, Glendale, CA 91203 (the “Borrower) pursuant to and in accordance with, that certain Loan and Security Agreement of even date herewith, between Senior Lender and the Borrower (as amended, modified or supplemented from time to time, the “Senior Lender Loan Agreement”) and the other Loan Documents; and

WHEREAS, the Subordinated Lender has made loans and advanced funds to the Borrower (collectively, the “Subordinated Loan”); and

WHEREAS, the Subordinated Loan is evidenced by the loan documents between Subordinated Lender and Borrower as more particularly described on Schedule 1 hereto.

NOW, THEREFORE, Subordinated Lender, the Senior Lender and the Borrower agree as follows:

In order to induce the Senior Lender to make financial accommodations to Borrower provided for in the Senior Lender Loan Agreement and the other Loan Documents, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower and Subordinated Lender hereby agree with Senior Lender that, so long as any Senior Indebtedness (as hereinafter defined) is outstanding, each such party will comply with such of the following provisions as are applicable to it.

1.            The term “Senior Indebtedness” shall mean any and all loans, advances, extensions of credit to, and all other indebtedness, obligations and liabilities, now existing or hereafter arising, direct, indirect or contingent, of Borrower now or hereafter owing to Senior Lender, outstanding from time to time, whether pursuant to the Senior Lender Loan Agreement, the other Loan Documents or otherwise, together with interest thereon and all fees, expenses and other amounts (including costs of collection and out-of-pocket attorneys’ fees) at any time owing to Senior Lender, whether arising in connection with the Senior Lender Loan Agreement, the other Loan Documents or such other indebtedness (regardless of the extent to which the Senior Lender Loan Agreement, the Loan Documents or such other indebtedness is enforceable against Borrower) and all guaranties of the foregoing. All Senior Indebtedness shall be entitled to the benefits of this Agreement without notice thereof being given to Subordinated Lender.

2.            The term “Subordinated Indebtedness” shall mean all existing and hereafter arising indebtedness, obligations and liabilities of Borrower to Subordinated Lender, howsoever created, arising or evidenced, whether direct, indirect or contingent, and all claims, rights, causes of action, judgments and decrees in respect of the foregoing, including, without limitation, arising out of, or in connection with, the Subordinated Loan.

3.            Subordinated Lender represents and warrants that as of July 22, 2022, the aggregate Subordinated Indebtedness owing by Borrower to Subordinated Lender is $_________________.

4.            (a) Anything in the instruments or agreements evidencing Subordinated Indebtedness to the contrary notwithstanding, but subject to Section 4(b) below with respect to Subordinated Lender Permitted Payments (as defined in Section 4(b) below), the payment of the Subordinated Indebtedness is and shall be expressly subordinate and junior in right of payment and exercise of remedies to the prior indefeasible payment in full in cash of the Senior Indebtedness. No payments or other distributions whatsoever in respect of any Subordinated Indebtedness shall be made, nor shall any property or assets of the Borrower be applied to the purchase or other acquisition or retirement of any Subordinated Indebtedness, until all of the Senior Indebtedness is indefeasibly paid in full in cash. In addition, anything in the instruments or agreements evidencing Subordinated Indebtedness to the contrary notwithstanding, Subordinated Lender hereby subordinates all security interests in the Collateral that have been, or may be, granted by the Borrower to such Subordinated Lender in respect of the Subordinated Indebtedness or any other indebtedness of Borrower to Subordinated Lender and any security interests in the Collateral granted to Subordinated Lender by operation of law or otherwise, to the security interests in the Collateral granted by the Borrower to the Senior Lender in respect of the Senior Indebtedness. Furthermore, Subordinated Lender will not in any manner challenge, contest or otherwise interfere with the security interests in and liens on the Collateral in favor of Senior Lender.

(b)            The Subordinated Lender shall have the right to receive from the Borrower, the Subordinated Lender Permitted Payments (defined below) prior to the occurrence of an Event of Default under the Senior Lender Loan Agreement and the other Loan Documents, provided that the payment of any Subordinated Lender Permitted Payments will not cause an Event of Default under the Senior Loan Agreement and the other Loan Documents. If Subordinated Lender receives any Subordinated Lender Permitted Payments (or any other amounts) after the occurrence of an Event of Default or if the payment of any Subordinated Lender Permitted Payments will cause an Event of Default under the Senior Loan Agreement and the other Loan Documents, Subordinated Lender shall immediately pay such amounts over to Senior Lender for application to the payment of all Senior Indebtedness remaining unpaid until all such Senior Indebtedness shall have been indefeasibly paid in full in cash; provided, that if such Event of Default is waived or cured, such Subordinated Lender Permitted Payments thereafter may resume and be paid to Subordinated Lender. As used herein, “Subordinated Lender Permitted Payments” means (i) regularly scheduled payments of principal and interest as more particularly set forth in the documents listed on Schedule 1 attached hereto and (ii) payments made to Subordinated Lender solely using (a) 50% (the “ECF Multiplier”) of Excess Cash Flow (as hereafter defined) or (b) proceeds from the issuance of Equity Securities of Borrower and (c) the incurrence of additional Indebtedness, with the prior written consent of Senior Lender in Senior Lender’s sole discretion, except that consent will not be required by Senior Lender for the Borrower to refinance Subordinated Indebtedness at equal or better terms so long as the Indebtedness incurred in such refinance is expressly subordinated to the Senior Indebtedness pursuant to a subordination agreement consented to by Senior Lender, the principal amount thereof does not exceed the outstanding Subordinated Indebtedness to be refinanced and the incurrence of such Indebtedness is permitted by the Senior Lender Loan Agreement.

[Signature Page – Subordination Agreement]

“Excess Cash Flow” means, for any period, an amount equal to the operating cash flow from the Borrower’s 10-Q report for the four preceding quarters. Excess Cash Flow shall be computed quarterly by adding the most recent quarter ending and dropping off the oldest quarter to obtain the aggregate amount of Excess Cash Flow which shall be multiplied by the EFC Multiplier and decreased by the amount of any previous payments made under clause (ii)(a) of the defined term Subordinated Lender Permitted Payments in the four quarters then ended. Notwithstanding the preceding, payments to Subordinated Lender from Excess Cash Flow may only be made if such payments do not (i) cause an Event of Default under the Senior Loan Agreement or the other Loan Documents, or (ii) impair Borrower’s ability to pay ordinary course operating expenses as determined by Lender in its reasonable discretion.

5.            In foreclosing on Senior Lender’s security interests and liens in the Collateral in accordance with the Senior Lender Loan Agreement and the other Loan Documents, Senior Lender may proceed to foreclose on Senior Lender’s security interests and liens in any manner which Senior Lender, in its sole discretion, chooses, even though a higher price might have been realized if Senior Lender had proceeded to foreclose on Senior Lender’s security interests and liens in another manner.

6.          Except for Subordinated Lender Permitted Payments which are allowed in accordance with Section 4(b) above, all of the Senior Indebtedness shall first be indefeasibly paid in full in cash before any payment on account of principal, premium or interest or otherwise is made upon or in respect of the Subordinated Indebtedness, and any payment or distribution of any kind or character, whether in cash or property or securities which may be payable or deliverable in respect of the Subordinated Indebtedness shall be paid or delivered directly to Senior Lender for application in payment of the Senior Indebtedness, unless and until all such Senior Indebtedness shall have been indefeasibly paid and satisfied in full in cash and Senior Lender advises Subordinated Lender in writing that Borrower has indefeasibly satisfied in full in cash, the Senior Indebtedness and that Senior Lender has terminated its security interests in and liens on the Collateral. Except for Subordinated Lender Permitted Payments which are allowed in accordance with Section 4(b) above, in the event that, notwithstanding the foregoing, any payment or distribution of assets of Borrower shall be received by the Subordinated Lender before all Senior Indebtedness is indefeasibly paid in full in cash, such payment or distribution shall be immediately paid over to Senior Lender, for application to the payment of all Senior Indebtedness remaining unpaid until all such Senior Indebtedness shall have been indefeasibly paid in full in cash.

[Signature Page – Subordination Agreement]

7.            Until all Senior Indebtedness has been indefeasibly paid in full, Subordinated Lender hereby irrevocably appoints, which appointment is irrevocable and coupled with an interest, Senior Lender as such Subordinated Lender’s true and lawful attorney, with full power of substitution, in the name of such Subordinated Lender, Senior Lender or otherwise, for the sole use and benefit of Senior Lender, to the extent permitted by law, to prove all claims relating to the Subordinated Indebtedness, either in the name of Senior Lender or in the name of Subordinated Lender, by proof of debt, proof of claim, suit or otherwise, to collect any assets of Borrower that secures the Senior Indebtedness and to receive and collect all distributions, securities, property and payments to which the Subordinated Lender would be otherwise entitled in a case under either under Chapter 11 or under Chapter 7 of the Bankruptcy Code (a “Bankruptcy Case”).

8.            Subordinated Lender agrees that it will not take any action that will impede, interfere with or restrict or restrain the exercise by Senior Lender of rights and remedies under the Loan Documents and will take such commercially reasonable actions as the holder of the Subordinated Indebtedness as may be reasonably necessary or appropriate to effectuate the subordination provided in this Agreement. In furtherance thereof, the Subordinated Lender hereby agrees not to oppose Senior Lender’s relief from the automatic stay in any Bankruptcy Case and the exercise of any remedy by Senior Lender in any Bankruptcy Case, or for adequate protection in respect of the Senior Indebtedness, or other relief supported, by Senior Lender in any Bankruptcy Case.

9.            Until all Senior Indebtedness has been indefeasibly paid in full, Subordinated Lender shall have no right to participate in the adjustment or settlement of any insurance losses or condemnation claims with respect to the Collateral. Subordinated Lender hereby agrees to endorse in favor of Senior Lender any and all checks payable to Subordinated Lender which represent insurance and/or condemnation proceeds paid for claims relating to the Collateral in any manner. Until all Senior Indebtedness has been indefeasibly paid in full, Subordinated Lender agrees, upon request by Senior Lender, to assign to Senior Lender any and all insurance proceeds and condemnation awards payable to Subordinated Lender for claims relating to the Collateral. Until all Senior Indebtedness has been indefeasibly paid in full, Subordinated Lender hereby appoints Senior Lender as Subordinated Lender’s attorney-in-fact to settle all insurance and/or condemnation claims relating to the Collateral and to receive all payments and endorse all checks with respect to such claims to the full extent of the Senior Indebtedness. Subordinated Lender shall have no right to possession of any portion of the Collateral or to foreclose upon any portion of the Collateral, whether by judicial action or otherwise, unless and until all of the Senior Indebtedness shall have been paid in full, in cash.

10.            Subordinated Lender, for itself and its successors and assigns, hereby expressly waives any right that it otherwise might have to require Senior Lender to marshal any of the property of Borrower, to resort to Collateral in any particular order or manner, whether provided for by common law or statute, or to enforce any Lien given by Borrower as a condition precedent or concurrent to the exercise of any of its remedies.

11.          Subordinated Lender expressly agrees that Senior Lender may, in its sole and absolute discretion, without notice to or consent of Subordinated Lender and without in any way releasing, affecting or impairing the obligations and liabilities of such Subordinated Lender or holder hereunder: (a) waive compliance with, or any default under, or grant any other indulgences with respect to, the Loan Documents; (b) modify, amend or change any provisions of the Loan Documents; (c) grant extensions or renewals of or with respect to the Loan Documents, and/or effect any release, compromise or settlement in connection therewith; (d) agree to the substitution, exchange, release or other disposition of Borrower, or of all or any part of the Collateral securing the Senior Indebtedness (whether or not anything or any amount is received in return therefor); (e) make advances for the purpose of performing any term or covenant contained in the Loan Documents, with respect to which Borrower shall be in default; (f) assign or otherwise transfer the Loan Documents, including, without limitation, this Agreement, or any interest therein; and (g) deal in all respects with Borrower, the Senior Indebtedness or any Collateral securing the Senior Indebtedness as if this Agreement were not in effect. The obligations of Borrower and Subordinated Lender under this Agreement shall be absolute and unconditional, irrespective of the genuineness, validity, regularity, enforceability or priority of the Loan Documents or any other circumstances which might otherwise constitute a legal or equitable discharge of a surety or guarantor. No exercise or non-exercise by Senior Lender of any right given to it hereunder or under the Loan Documents, and no change, impairment or suspension of any right or remedy of Senior Lender, shall in any way affect any of Subordinated Lender’s obligations hereunder or give Subordinated Lender any recourse against Senior Lender. No right of any current or future holder of any Senior Indebtedness to enforce subordination as provided herein shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of Borrower; by any act or failure to act by any such holder, by any act or failure to act by any other holder of the Senior Indebtedness, or by any noncompliance by Borrower with the terms hereof, regardless of any knowledge thereof which any such holder may have or be otherwise charged with.

[Signature Page – Subordination Agreement]

12.            This Agreement is intended to be enforceable as a subordination agreement under Section 510 of the Bankruptcy Code.

13.            The Subordinated Lender will execute such further documents or instruments and take such further action as the Senior Lender may reasonably request from time to time request to carry out the intent of this Agreement.

14.            The Senior Lender may, from time to time, whether before or after any discontinuance of this Agreement, in its sole discretion and without notice to Subordinated Lender, assign or transfer any or all of the Senior Indebtedness or any interest in the Senior Indebtedness; and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer of the Senior Indebtedness, such Senior Indebtedness shall be and remain Senior Indebtedness for the purposes of this Agreement, and every immediate and successive assignee or transferee of any of the Senior Indebtedness or of any interest in the Senior Indebtedness shall, to the extent of the interest of such assignee or transferee in the Senior Indebtedness, be entitled to the benefits of this Agreement to the same extent as if such assignee or transferee were the Senior Lender, as applicable; provided, however, that, unless the Senior Lender shall otherwise consent in writing, the Senior Lender shall have an unimpaired right, prior and superior to that of any such assignee or transferee, to enforce this Agreement, for the benefit of the Senior Lender, as to those of the Senior Indebtedness which the Senior Lender has not assigned or transferred.

[Signature Page – Subordination Agreement]

15.            Subordinated Lender shall not sell, assign or otherwise dispose of any of the Subordinated Indebtedness except with the prior written consent of Senior Lender and except to a Person who agrees in advance in writing, pursuant to an agreement in form acceptable to Senior Lender, to become a party hereto. Subordinated Lender shall give Senior Lender at least twenty (20) days’ prior written notice of any such proposed transfer stating the identity of the transferee and providing such other information as Senior Lender shall require.

16.            No delay on the part of the Senior Lender in the exercise of any right or remedy shall operate as a waiver of such right or remedy, and no single or partial exercise by the Senior Lender of any right or remedy shall preclude other or further exercise of such right or remedy or the exercise of any other right or remedy; nor shall any modification or waiver of any of the provisions of this Agreement be binding upon the Senior Lender except as expressly set forth in a writing duly signed and delivered on behalf of the Senior Lender.

17.          This Agreement shall be binding upon Subordinated Lender and upon the heirs, legal representatives, successors and assigns of Subordinated Lender and the successors and assigns of the Senior Lender.

18.            All notices, requests and demands to or upon the respective parties hereto shall be in writing and either be delivered by (a) registered or certified mail, (b) hand, (c)  national overnight courier service with next business day delivery, or (d) electronic mail, and shall be deemed to have been duly given or made (i) three (3) business days after deposit in the United States Mail, registered or certified mail, return receipt requested, with proper postage prepaid, (ii) on the date when hand-delivered, (iii) one (1) business day after deposit with a national overnight courier with next business day delivery with all charges prepaid, or (iv) the date sent, if sent by electronic mail (and the sender does not receive a “bounce-back” of such electronic mail indicating that the transmission was not sent or received by the recipient). All notices, requests and demands are to be given or made to the respective parties at the following addresses (or to such other addresses as either party may designate by notice in accordance with the provisions of this paragraph).

If to Senior Lender:

Industrial Funding Group, Inc.
13848 Ventura Blvd.
Sherman Oaks, Calif. 91423-3654
Attn: Steve W. Quale
Email:

If to Subordinated Lender:

RAT Investment Holdings, LP
_________________ Attn: Roger Tichenor, General Partner
Email: _________________

[Signature Page – Subordination Agreement]

19.            APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS (WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS) AND APPLICABLE FEDERAL LAW. THE PARTIES AGREE AND ACKNOWLEDGE THAT THIS AGREEMENT WAS NEGOTIATED IN THE STATE OF TEXAS AND WAS MADE BY SUBORDINATED LENDER IN THE STATE OF TEXAS, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY. TO THE FULLEST EXTENT PERMITTED BY LAW, SUBORDINATED LENDER HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY RIGHT TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS AGREEMENT.

20.            WAIVER OF JURY TRIAL. TO THE EXTENT PERMITTED BY APPLICABLE LAW, SUBORDINATED LENDER HEREBY WAIVES ANY AND ALL RIGHTS IT MAY HAVE NOW OR HEREAFTER UNDER THE LAWS OF THE UNITED STATES OF AMERICA OR ANY STATE TO A TRIAL BY JURY OF ANY AND ALL ISSUES ARISING EITHER DIRECTLY OR INDIRECTLY IN ANY ACTION OR PROCEEDING BETWEEN SUBORDINATED LENDER, LENDER OR ITS SUCCESSORS AND ASSIGNS, OUT OF OR IN ANY WAY CONNECTED WITH THE LOAN DOCUMENTS, THE OBLIGATIONS AND/OR THE COLLATERAL. IT IS INTENDED THAT SAID WAIVER SHALL APPLY TO ANY AND ALL DEFENSES, RIGHTS, AND/OR COUNTERCLAIMS IN ANY ACTION OR PROCEEDINGS BETWEEN SUBORDINATED LENDER AND LENDER. SUBORDINATED LENDER WAIVES ALL RIGHTS TO INTERPOSE ANY CLAIMS, DEDUCTIONS, SETOFFS OR COUNTERCLAIMS OF ANY KIND, NATURE OR DESCRIPTION IN ANY ACTION OR PROCEEDING INSTITUTED BY BUYER WITH RESPECT TO THE LOAN DOCUMENTS, THE OBLIGATIONS, THE COLLATERAL OR ANY MATTER ARISING THEREFROM OR RELATING THERETO, EXCEPT COMPULSORY COUNTERCLAIMS. THE PARTIES ACKNOWLEDGE THAT A RIGHT TO A JURY TRAIL IS A CONSTITUTIONAL RIGHT, THAT THEY HAVE HAD AN OPPORTUNITY TO CONSULT WITH INDEPENDENT COUNSEL, AND THAT THIS JURY WAIVER HAS BEEN ENTERED INTO KNOWINGLY AND VOLUNTARILY BY ALL PARTIES TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

21.            CONSENT TO JURISDICTION. SUBORDINATED LENDER HEREBY (a) IRREVOCABLY SUBMITS AND CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY TEXAS STATE OR FEDERAL COURT SITTING IN SAN ANTONIO, TEXAS WITH RESPECT TO ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF THIS AGREEMENT OR ANY MATTER ARISING THEREFROM OR RELATING THERETO, (b) AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH SUIT, ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH TEXAS STATE OR FEDERAL COURT, (c) WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE OR FORUM NON CONVENIENS WITH RESPECT THERETO, AND (d) AGREES THAT A FINAL JUDGMENT IN ANY SUCH SUIT, ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. IN ANY SUCH ACTION OR PROCEEDING, SUBORDINATED LENDER WAIVES PERSONAL SERVICE OF THE SUMMONS AND COMPLAINT OR OTHER PROCESS AND PAPERS THEREIN AND AGREES THAT THE SERVICE THEREOF MAY BE MADE BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO SUBORDINATED LENDER AT ITS NOTICE ADDRESS AS SET FORTH HEREIN OR OTHER ADDRESS THEREOF OF WHICH LENDER HAS RECEIVED NOTICE AS PROVIDED IN THIS AGREEMENT. NOTWITHSTANDING THE FOREGOING, SUBORDINATED LENDER CONSENTS TO THE COMMENCEMENT BY LENDER OF ANY SUIT, ACTION OR PROCEEDING IN ANY OTHER JURISDICTION TO ENFORCE LENDER’S RIGHTS AND SUBORDINATED LENDER WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING.

[Signature Page – Subordination Agreement]

22.            This Agreement and any supplements or amendments hereto represents the entire agreement and understanding concerning the subject matter hereof among the parties hereto, and supersedes all other prior agreements, understandings, negotiations and discussions, representations, warranties, commitments, proposals, offers and contracts concerning the subject matter hereof, whether oral or written. In the event of any inconsistency between the terms of this Agreement and any schedule or exhibit hereto, the terms of this Agreement shall govern.

23.            This Agreement may be executed in counterparts and by facsimile or other electronic signatures, each of which when so executed, shall be deemed an original, but all of which shall constitute but one and the same instrument.

24.            Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

25. As administrator of the loans under the Note (as defined on Schedule 1 attached hereto), all notices to be delivered to any Subordinated Lender pursuant to this Agreement shall be sent to RAT Investment Holdings, LP on behalf of all Subordinated Lenders.

[SIGNATURE PAGE FOLLOWS]

[Signature Page – Subordination Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Subordination Agreement to be duly executed and delivered as of the date set forth above.

SUBORDINATED LENDER:

RAT Investment Holdings, LP,
a Colorado limited partnership

By:	/s/

Name: Roger A. Tichenor
Title: General Partner

LENDER

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[Signature Page – Subordination Agreement]

THE UNDERSIGNED BORROWER ACCEPTS AND

CONSENTS TO THE TERMS OF THIS AGREEMENT:

LOOP MEDIA, INC.

By:	/s/

Name: Neil Watanabe
Title: Chief Financial Officer

[Signature Page – Subordination Agreement]

Schedule 1

List of Subordinated Loan Documents

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